Exhibit 99.2

SumTotal Systems, Inc.

INDEPENDENT CONTRACTOR AGREEMENT

Contractor’s Name: Donald E. Fowler

Contractor’s Federal Tax ID Number:

Type of Business Entity:

AGREEMENT

This Independent Contractor Agreement (this “Agreement”) is made and entered into as of October 25, 2005 (the “Effective Date”) by the above-named Contractor with SUMTOTAL SYSTEMS, INC., a Delaware corporation, including its wholly-owned subsidiaries. In consideration of the covenants and conditions hereinafter set forth, SumTotal Systems and Contractor agree as follows:

1. Definitions.

For purposes of this Agreement, the following definitions shall apply:

(a) “SumTotal Systems” means SumTotal Systems, Inc., a Delaware corporation, of Mountain View, California, and its wholly-owned subsidiaries, successors and assigns.

(b) “Contractor” means the above-named contractor, its successors and assigns, and includes without limitation its officers, employees, directors, shareholders, agents and representatives.

(c) “Worker(s)” means the individual or individuals who, on behalf of Contractor, provide the actual services to SumTotal Systems under this Agreement. If Contractor is an unincorporated sole proprietor, then the term “Worker(s)” includes the individual who is the sole proprietor of Contractor. If Contractor is a legal entity, then the term “Worker(s)” means the employees or independent contractors of Contractor who provide the actual services to SumTotal Systems pursuant to this Agreement.

(d) “Confidential Information” means any type of information or material disclosed to or known by Contractor or any of the Worker(s) as a consequence of or through Contractor’s retention by SumTotal Systems (including information conceived, originated, discovered, or developed in whole or in part by Contractor or any of its Worker(s)), which is not generally known by non-SumTotal Systems personnel and including but not limited to information which relates to research, development, trade secrets, know how, inventions, technical data, software, manufacturing, purchasing, accounting, engineering, marketing, merchandising and selling, business plans or strategies, and information entrusted to SumTotal Systems or its principal officers or employees by third parties. Confidential Information also includes any data or business or financial books, records or other information of or pertaining to SumTotal Systems. INFORMATION GENERALLY KNOWN OR READILY ASCERTAINABLE BY PROPER MEANS AT OR AFTER THE TIME THAT CONTRACTOR OR THE WORKER(S) FIRST LEARN OF SUCH INFORMATION, OR GENERAL INFORMATION OR KNOWLEDGE WHICH CONTRACTOR OR THE WORKER(S) WOULD HAVE LEARNED IN THE COURSE OF SIMILAR RETENTION OR WORK ELSEWHERE IN THE TRADE, SHALL NOT BE DEEMED TO BE CONFIDENTIAL INFORMATION. In any dispute between SumTotal Systems and Contractor over whether information is Confidential Information or not, it shall be Contractor’s burden to show that such information is not Confidential Information.

(e) “Developments” means original works of authorship, discoveries, inventions, concepts, ideas, plans, proposals, improvements to existing technology and all other subject matter ordinarily comprehended by the term “development,” which, in whole or in part, Contractor or the Worker(s) make, conceive, develop, discover, reduce to practice or fix in a tangible medium of expression, alone or with others, if the Development results from any services that Contractor or the Worker(s) provide to SumTotal Systems or involves the use or assistance of SumTotal Systems’ facilities, materials, personnel or Confidential Information. “Developments” need not be patented, trademarked, or copyrighted, and includes but is not limited to computer programs, product documentation, processes, machines, products, compositions of matter, formulae, algorithms, techniques, advertising, promotional or public relations plans, strategies or campaigns and any written or tangible expression relating thereto. “Developments” also includes any original works of authorship, discoveries, inventions, concepts, ideas, plans, proposals and improvements to existing technology that Contractor or the Worker(s) bring to SumTotal Systems for use in the course of SumTotal Systems’ business or for incorporation into any Developments that belong to SumTotal Systems.

2. Results, Deliverables and Performance.

Contractor shall achieve the results and provide the deliverables and/or services set forth in each statement of work (each a “Statement of Work”) similar to that which is attached as Exhibit A in accordance with the terms and conditions of this Agreement, and on the price, delivery dates and specifications described in each Statement of Work. Both parties shall execute each Statement of Work and each is incorporated herein by this reference. The terms of this Agreement will control over any conflicting terms in the Statements of Work. Contractor may delegate the performance of specific duties hereunder to the Worker(s) unless otherwise prohibited by this Agreement, but Contractor shall at all times remain solely responsible for fulfilling the duties and other obligations imposed on Contractor by this Agreement. Contractor and the Worker(s) shall not be subject to SumTotal Systems’ control or direction over the performance of services pursuant to this Agreement. SumTotal Systems shall be concerned only with the results accomplished and the deliverables provided, not with the details and methods of Contractor’s or the Worker(s)’ performance. All services to be performed by Contractor and Worker(s) are to be performed at SumTotal Systems’ or Contractor’s premises or at such other location as may be determined by SumTotal Systems. Contractor acknowledges that, unless otherwise agreed to in writing, SumTotal Systems will not provide facilities or premises for Contractor’s use.

3. Delivery and Payment Terms.

Time is of the essence in the performance of services hereunder. Contractor shall pay all expenses incident to providing services under this Agreement, and SumTotal Systems will not reimburse any of those expenses, except to the extent it may expressly agree otherwise in a Statement of Work. SumTotal Systems’ only payment obligation is to Contractor. SumTotal Systems has no obligation to make any payments of any kind to any of the individual Worker(s). SumTotal agrees to pay Contractor under the terms set forth in the applicable Statement of Work.

4. Obligations of Contractor Regarding Developments.

(a) Disclosure and Assignment. Contractor shall inform SumTotal Systems promptly and fully in writing of all Developments. Without additional or further consideration, Contractor shall (i) apply, at SumTotal Systems’ request and expense, for United States and foreign copyrights, patents, utility models and other legal protection of intellectual property either in Contractor’s name, the Worker(s)’ name(s) or otherwise as SumTotal Systems shall direct; (ii) assign and do hereby assign to SumTotal Systems all of Contractor’s rights to Developments, and to United States and foreign copyrights, patents, patent applications, utility models and other legal protection of intellectual property granted upon such Developments, and hereby agree that SumTotal Systems and/or its authorized agent shall have full control over all such legal protection of intellectual property, including without limitation the right to amend or abandon the same; (iii) sign and deliver promptly to SumTotal Systems such written instruments, testify in any legal proceedings, and do such other acts, as may be necessary or appropriate in the opinion of SumTotal Systems to secure and maintain for SumTotal Systems exclusive rights in United States and foreign copyrights, patents, patent applications, utility models and other legal protection of intellectual property for all Developments and (iv) waive and hereby do waive any moral rights Contractor has or may have in the Developments.

(b) Work Made for Hire. It is agreed that all work produced by Contractor and the Worker(s) pursuant to this Agreement shall be considered “work made for hire” as defined in 17 U.S.C. § 101. All copyrights in any copyrightable work that does not meet the requirements to be a work made for hire are hereby assigned by Contractor to SumTotal Systems effective immediately upon the work being fixed and the copyright coming into being.

(c) Statutory Notice. The parties acknowledge that Contractor shall be and act as an independent contractor in its performance under this Agreement, and that neither Contractor nor the Worker(s) are employees of SumTotal Systems. Contractor is hereby notified that, notwithstanding anything else that may be contained in this Agreement to the contrary, the assignment of inventions in this Agreement does not apply to inventions for which no equipment, supplies, facilities, or trade secret information of SumTotal Systems was used and which were developed entirely on Contractor’s or the Worker(s)’ own time, unless (a) the invention relates (i) directly to the business of SumTotal Systems, or (ii) to SumTotal Systems’ actual or demonstrably anticipated research or development, or (b) the invention results from any work performed by Contractor or the Worker(s) for the SumTotal Systems. Contractor acknowledges that all Developments will necessarily result from services performed by Contractor or the Worker(s) for SumTotal Systems, and that all Developments also will necessarily relate to SumTotal Systems’ business and/or its actual or anticipated research or development. Contractor therefore agrees that SumTotal Systems will own all rights in all Developments, regardless of how Contractor or the Worker(s) may be classified in the future by a court, administrative agency, settlement or otherwise.

5. Rights of SumTotal Systems Regarding Developments.

SumTotal Systems shall have the exclusive right to all Developments, without additional or further consideration to Contractor, including but not limited to the right to own, make, use, sell, have made, rent, lease or lend, copy, prepare derivative works of, perform or display publicly all Developments.

6. Confidentiality.

The parties recognize that, in performing services pursuant to this Agreement, Contractor possibly may obtain Confidential Information about SumTotal Systems, or confidential information about other publicly traded companies. Similarly, during the term of this Agreement, Contractor possibly may have or obtain confidential, proprietary or trade secret information that belongs to third parties (including third parties who have retained or employed Contractor or the Worker(s)). Contractor therefore agrees to the following:

(a) SumTotal Systems’ Confidential Information. Contractor and the Worker(s) shall maintain all Confidential Information in the strictest confidence, and shall take all necessary precautions needed to preserve the confidentiality of Confidential Information. Except as required in Contractor’s duties to SumTotal Systems, Contractor and the Worker(s) shall never directly or indirectly use, disseminate, lecture upon, publish articles concerning, make known, or otherwise disclose or make available to any person, firm, corporation or other entity not confidentially bound to SumTotal Systems, any Confidential Information without written permission from SumTotal Systems. If Contractor or any of the Worker(s) is served with any subpoena or other compulsory judicial or administrative process calling for production of Confidential Information, Contractor will immediately notify SumTotal Systems in order that SumTotal Systems may take such action as it deems necessary to protect its interest.

(b) Insider Trading. Contractor understands that confidential information about SumTotal Systems or other publicly traded companies may be considered material nonpublic information under the securities laws. Contractor agrees that it will not enter into any transactions involving the securities of SumTotal Systems or of other publicly traded companies in violation of the securities laws.

(c) Confidential Information Belonging to Others. Contractor and the Worker(s) shall not improperly obtain, attempt to obtain, use, disseminate, disclose or transfer to SumTotal Systems any confidential, proprietary or trade secret information that belongs to any third party. This paragraph does not preclude Contractor or the Worker(s)from using their general knowledge and experience in performing services pursuant to this Agreement, regardless of whether that general knowledge and experience was gained while retained or employed by any third party.

7. Equitable Relief.

Contractor acknowledges that any breach of this Agreement may cause irreparable harm to SumTotal Systems for which remedies at law will not adequately compensate SumTotal Systems. Therefore, in the event of such breach or impending breach, SumTotal Systems may obtain injunctive or other equitable relief in addition to any damages or other legal remedies that SumTotal Systems may have available.

8. Independent Contractor.

Contractor is an independent contractor and neither Contractor nor the Worker(s) are employees of SumTotal Systems. Nothing herein shall create any partnership, joint venture or similar relationship between Contractor and SumTotal Systems, and neither Contractor nor SumTotal Systems can be bound by the other to any contract, arrangement or understanding with any third party. Contractor and its Worker(s) shall be free to provide services to third parties while this Agreement is in effect so long as Contractor properly discharges its obligations and duties under this Agreement (excluding the duty of confidentiality). None of the Worker(s) shall receive any form of wages or benefits from SumTotal Systems, nor shall any of them be covered by any present or future SumTotal Systems employee benefit program or plan. This includes, but is not limited to, any SumTotal Systems 401(k) or pension plans, health insurance, health and welfare plans, and stock option or stock purchase plans, regardless of whether these plans presently exist or are created in the future.

9. Contractor’s Responsibility for its own Business.

Contractor represents to SumTotal Systems that Contractor is customarily engaged in an independently established business of the same nature as involved in this Agreement, and/or that Contractor has a principal place of business that is eligible for a business deduction for federal income tax purposes. Contractor represents to SumTotal Systems that it is solely responsible for its own business, and Contractor agrees to maintain that responsibility throughout the term of this Agreement. That responsibility includes, but is not limited to, the following:

(a) Contractor’s Responsibility for the Worker(s). Contractor is solely responsible for paying, supervising, directing and controlling the Worker(s) that it engages to perform any duties under this Agreement. Contractor shall pay all legally required payroll taxes, including all applicable federal or state income tax withholdings, Social Security taxes, unemployment taxes, and workers’ compensation insurance or taxes, for the Worker(s). SumTotal Systems shall not be considered a joint employer of the Worker(s) for any purpose. Contractor is responsible for paying all wages or other consideration, including employee benefits that are due to any of the Worker(s) for any services they perform pursuant to this Agreement.

(b) Taxes. Contractor shall file all reports and returns and pay all federal, state and local taxes that are applicable to Contractor’s business or activities, including income and expenses required to be reported on Form 1040, Schedule C, business occupation taxes, self-employment taxes (e.g., Social Security and Medicare) and all legally required payroll taxes for the Worker(s), including wage withholding, Social Security taxes, unemployment taxes, and workers’ compensation insurance or taxes. SumTotal Systems shall not be responsible for withholding or paying any taxes on any payments that it makes to Contractor pursuant to this Agreement. On the effective date of this Agreement, or within a reasonable time thereafter, Contractor shall have (i) established accounts for Contractor’s business for the payment of all state and local taxes normally paid by employers and businesses with any applicable state or local agency and (ii) registered for and received a unified business identifier number or similar required designation from any applicable state or local government.

(c) Books and Records. Contractor is responsible for maintaining a separate set of books and records reflecting all items of income and expenses of its business.

(d) Business Expenses and Licenses. Contractor is solely responsible for all of its own costs of its performance pursuant to this Agreement, except to the extent that SumTotal Systems may expressly agree otherwise in A Statement of Work, and Contractor is solely responsible for all other costs of conducting its business.

This includes but is not limited to all costs for business licenses, insurance, travel, communications, Worker(s), secretarial services, facilities, vehicles, equipment, and supplies, regardless of whether these costs are incurred by directly Contractor or by the Worker(s). Contractor is responsible for obtaining and maintaining all licenses that are required for the provision of services hereunder.

(e) Contractor’s Equipment and Facilities. Contractor is responsible for providing all equipment and facilities needed to fulfill its obligations hereunder. Contractor’s duties under this Agreement shall be performed outside of all the places of business of SumTotal Systems, and Contractor is responsible for the costs of the principal place of business from which its duties under this Agreement are to be performed.

10. Term and Termination.

This Agreement shall remain in effect until the earlier of (i) the completion of Contractor’s services and the acceptance by SumTotal Systems of any deliverable Developments or (ii) the expiration date set forth in the applicable Statement of Work. In the event of a breach by a party, the other may terminate this Agreement on 5 days’ prior written notice to the other party if the breaching party fails to cure such breach within such 5-day period; provided that if the breach is not capable of being cured, the termination may be made effective immediately. Failure of Contractor to meet the delivery deadlines or to deliver acceptable work product to SumTotal Systems shall entitle SumTotal Systems to terminate this Agreement at its option on 10 days’ prior written notice to Contractor without opportunity to cure; provided, however, that in the event of such termination Contractor shall be paid pro rata for acceptable services actually provided through the date of such termination. Sections 2, 3, 4, 5, 6, 7, 9(b), 9(c), 9(d), 11, 12 and 13 shall survive termination of this Agreement.

11. Warranties of Contractor.

(a) Warranties. Contractor represents and warrants to SumTotal Systems that: (i) the Developments do not infringe any copyright, trade secret, patent or other proprietary right held by any third party or violate any rights of privacy or publicity; (ii) Contractor has the right to execute and perform this Agreement, and doing so will not violate any existing agreement or obligation between Contractor and a third party; (iii) the Developments will meet the specifications set forth on each applicable Statement of Work and will meet all other requirements set forth in this Agreement; and (iv) the Worker(s) who create any of the Developments will be either employees of Contractor who are acting within the scope of their employment and under obligation to assign all rights therein to Contractor, or independent contractors of Contractor who are under written obligations to assign all rights in the Developments to Contractor.

(b) Indemnification. Contractor shall indemnify, defend, and hold SumTotal Systems and its successors, officers, directors and employees harmless from any and all actions, causes of action, claims, demands, costs, liabilities, expenses and damages arising out of or in connection with the breach or alleged breach of Contractor’s warranties in Section 11(a). Contractor may, upon written notice to SumTotal Systems, undertake to conduct all proceedings or negotiations in connection therewith, assume the defense thereof, and if it so undertakes, it shall also undertake all other required steps or proceedings to settle or defend any such action, including the employment of counsel which shall be satisfactory to SumTotal Systems, and payment of all expenses. If the Developments are in any action held to breach the warranty set forth in Section 11(a)(i), and their use is enjoined, Contractor shall immediately and at its expense, without limiting its other indemnity obligations hereunder (i) procure for SumTotal Systems the right to continue use, sale and marketing of the Developments; or (ii) replace or modify the Developments with a version of the Developments that is non-infringing. If (i) or (ii) are not available to Contractor, then Contractor shall refund to SumTotal Systems all amounts paid to Contractor by SumTotal Systems hereunder.

12. Noncompetition.

Contractor agrees that SumTotal Systems has many substantial and legitimate business interests that can be protected only by Contractor agreeing not to compete with SumTotal Systems during the term of this Agreement. These interests include, without limitation, the SumTotal Systems’ protection of and rights in its Confidential Information and in the Developments. Therefore, the parties agree that, during the term of this Agreement, Contractor and the Worker(s) are free to perform services for third parties who do not compete with SumTotal Systems, but neither Contractor nor the Worker(s) shall perform any services that compete with SumTotal Systems in any way, whether directly or indirectly.

13. Miscellaneous.

(a) Entire Agreement. This Agreement constitutes the entire agreement between the parties, and supersedes and cancels any and all other arrangements between the parties relating to the subject matter hereof. This Agreement may be amended, altered or modified only by an instrument in writing signed by the parties.

(b) Disputes. In any action or proceeding arising out of or in connection with this Agreement the prevailing party will be entitled to recover all reasonable costs and attorney’s fees, with or without suit and on appeal.

(c) Governing Law. The rights and obligations under this Agreement shall in all respects be governed by the laws of the State of California and venue in any legal action shall exist exclusively in state or federal courts in California. Contractor’s obligations under this Agreement supplement and do not supersede the obligations imposed on Contractor and the Worker(s) by the law of the State of California, including without limitation by the Uniform Trade Secrets Act of California.

(d) Relationship of Agreement to Other Legal Claims, Rights or Remedies. The existence of any claim or cause of action by Contractor or the Worker(s) against

SumTotal Systems shall not constitute a defense to the enforcement of this Agreement or excuse performance of the obligations assumed by Contractor hereunder. The provisions of this Agreement shall not be construed as limiting any rights or remedies that SumTotal Systems may otherwise have under the applicable law.

(e) Severability. If any one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to time, duration, scope, activity or subject, it shall be construed, by limiting and reducing it, so as to be enforceable to the fullest extent possible that is compatible with the applicable law as it shall then appear.

(f) Illegality. In case any one or more of the provisions contained in this Agreement shall, for any reason, be held to be totally invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

(g) Assignment. This Agreement may not be assigned by Contractor, but it otherwise shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and personal representatives.

(h) Non-solicitation. During this Agreement and for a period of one-year following the completion of any services provided by Contractor hereunder, Contractor will not directly or indirectly solicit or hire any SumTotal Systems employee to leave his or her employment with SumTotal Systems.

(i) Insurance. Contractor shall take all precautions necessary for the safety of and prevention of damage to persons or property, including SumTotal Systems’ property and damage. Upon request by SumTotal Systems, Contractor shall obtain and maintain for its business, in amounts approved by SumTotal Systems, and will provide proof of such insurance to SumTotal Systems upon request.

(j) Notice. Any notice required or permitted to be given hereunder shall be in writing and delivered to the address set forth in this Agreement or to such other address as either of the parties may, from time to time, designate by notice in writing to the other. A notice shall be deemed to have been given (i) on the date of delivery if delivered by hand or by confirmed facsimile; (ii) upon the fifth day after such notice is deposited in the United States mail, if mailed by registered or certified mail, postage prepaid, return receipt requested; or (iii) upon the date of the courier’s verification of delivery at the specified address if sent by a nationally recognized overnight express courier.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

DONALD E. FOWLER		SUMTOTAL SYSTEMS, INC.

By:	/s/ Donald Fowler	By:	/s/ Pamela E. Drew
	Authorized Signature		Authorized Signature

Printed Name: Donald Fowler		Printed Name: Pamela E. Drew

Title:		Title: VP Human Resources

Date: 10/25/05		Date: 10/25/05

EXHIBIT A

STATEMENT OF WORK

Note: All capitalized words in this Statement of Work have the same meaning as in the SumTotal Systems, Inc. Independent Contractor Agreement to which this Statement of Work is attached.

	☒ Initial Work	☐ Extension/Additional Work

(P.O. # )

______________	_____ _____ _____ _____	-6010-_____ _____ _____ _____-_____ _____-____
	Account Code	Cost Center Product Code Version Lang.
Code

SumTotal Systems Project
Manager’s Name and Title:

Contractor Name:	Donald E. Fowler

Address:	_____________________________________________________________

Telephone:	_____________________________________________________________
Fax:	_____________________________________________________________

Federal Tax ID #:	______________________	or	SSN #:

1. Description of Services to be Provided (MUST INCLUDE) (insert or attach detailed specifications and acceptance criteria if appropriate):

Serve as interim CEO during the search for a new CEO.

2. Specific Deliverables and Delivery Dates (required):

Start Date:            10/19/05

Item Deliverable                                                                                          Target Date

3. General Deliverables:

a. Records. Contractor and the Worker(s) shall promptly, in such form and detail as is satisfactory to SumTotal Systems, record from time to time and keep a complete and permanent written record of information relating to the conception, origination, discovery or development of Confidential Information and Developments. Upon request of SumTotal Systems, and in any event upon the conclusion of the Agreement, Contractor will deliver to and leave with SumTotal Systems any and all documents, records, notebooks, recordings, drawings, prototypes, models, schematic diagrams, computer programs (regardless of the media on which they are stored) and similar repositories of, or objects which describe, depict, contain, constitute, reflect or record Confidential Information or Developments, and all copies thereof, then in the possession or control of Contractor or the Worker(s) (collectively, the “Records”). All Records shall at all times, and without further consideration, be owned by SumTotal Systems as part of the deliverables to which it is entitled by virtue of the Agreement.

b. Invention Assignment Agreements from Worker(s). Contractor agrees that it will require each of the Worker(s) to sign an Invention Assignment Agreement in a form acceptable to SumTotal Systems before Contractor permits the Worker(s) to perform services pursuant to the Agreement. As part of the deliverables required by the Agreement, Contractor shall provide SumTotal Systems with (i) complete copies of each of the Worker(s)’ signed Invention Assignment Agreements, and (ii) reasonable access to all of the Worker(s)’ original signed Invention Assignment Agreements for SumTotal Systems’ use in litigation or similar settings, should SumTotal Systems so request.

4. Contractor’s Compensation (Insert One of the Applicable Payment Methods)

a.	Time Based Payments:

Compensation Rate = $35,000 per month

Contract Maximum: $                    .

Payment Schedule:

5. Reimbursable Expenses (if any):

On the request of SumTotal Systems, as a condition of obtaining reimbursement for the above expenses, Contractor will provide SumTotal Systems with receipts or other reasonably satisfactory evidence of payment to support its claimed reimbursable expenses.

6. Contract Expiration Date: 4/18/06 (Must Be Included)

Donald E. Fowler		SUMTOTAL SYSTEMS, INC.

By:	/s/ Donald E. Fowler Authorized Signature	By:	/s/ Pamela E. Drew Authorized Signature

Printed Name: Donald E. Fowler		Printed Name: Pamela E. Drew

Title:		Title: VP Human Resources

Date: 10/25/05		Date: 10/25/05